Exhibit 99.1

1 Cincinnati Bell 4th Quarter and Full Year 2006 Review Cincinnati Bell 4th Quarter and Full Year 2006 Review February 20, 2007

Exhibit 99.1

2 Agenda Agenda 1. Performance Highlights Jack Cassidy, President & CEO 1. Performance Highlights Jack Cassidy, President & CEO 2. Operational Overview Rod Dir, COO 2. Operational Overview Rod Dir, COO 3. Financial Overview Brian Ross, CFO 3. Financial Overview Brian Ross, CFO 4. Summary 4. Summary

Exhibit 99.1

3 Safe Harbor Safe Harbor Certain of the statements and predictions contained in this presentation constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act. In particular, any statements, projections or estimates that include or reference the words “believes,” “anticipates,” “plans,” “intends,” “expects,” “will,” or any similar expression fall within the safe harbor for forward-looking statements contained in the Reform Act. Actual results or outcomes may differ materially from those indicated or suggested by any such forward-looking statement for a variety of reasons, including but not limited to, Cincinnati Bell’s ability to maintain its market position in communications services, including wireless, wireline and internet services; general economic trends affecting the purchase or supply of communication services; world and national events that may affect the ability to provide services; changes in the regulatory environment; any rulings, orders or decrees that may be issued by any court or arbitrator; restrictions imposed under various credit facilities and debt instruments; work stoppages caused by labor disputes; adjustments resulting from year-end audit procedures; and Cincinnati Bell’s ability to develop and launch new products and services. More information on potential risks and uncertainties is available in recent filings with the Securities and Exchange Commission, including Cincinnati Bell’s Form 10-K report, Form 10-Q reports and Forms 8-K. The forward-looking statements included in this presentation represent estimates as of the date on the first slide. It is anticipated that subsequent events and developments will cause estimates to change.

Exhibit 99.1

4 Performance Highlights Performance Highlights Jack Cassidy Jack Cassidy President & CEO President & CEO

Exhibit 99.1

5 2006 Accomplishments 2006 Accomplishments Overview Overview Wireless Wireless Data & Bundle Data & Bundle • Grew postpaid subscribers with both higher gross adds and reduced churn • Increased wireless service revenue 10% and grew 4Q margin by 12 pts • Completed migration to GSM network • Expanded DSL subscriber base by 22% • Increased data revenue by 9% • Added 23,000 Super Bundle subscribers to 32% of consumer lines • Grew revenue per household by 12% • Achieved 5% revenue growth • Strengthened profits of Wireless, data and Technology Solutions • Increased EPS $0.11 excluding special items • Grew free cash flow 22% less spectrum purchase

Exhibit 99.1

6 2006 Revenue Growth 2006 Revenue Growth $1,210 $1,270 ($27) $19 $24 $44 2005 Revenue Wireline Voice Wireline Data/DSL Wireless Technology Solutions 2006 Revenue • Wireless service revenue up $21M of $25M increase • Technology Solutions revenue up $44M or 25% – $32M Hardware – $12M Services – Both Data Center and Equipment up 28% from 2006 $’s in Millions

Exhibit 99.1

7 2006 Revenue by Product 2006 Revenue by Product Wireline Voice Wireline Data Wireless Other Technology Solutions • Almost two-thirds of total revenue derived from sources other than traditional wireline voice – 64% vs 60% in 2005 • Consumer voice revenue accounts for 20% of total revenue – 23% in 2005 2006 Revenue = $1.3 billion (includes Long Distance) 36% 18% 20% 17% 9%

Exhibit 99.1

8 2006 Revenue by Market . . . Split continues to be stable 2006 Revenue by Market . . . Split continues to be stable 2006 Revenue = $1.3 billion Consumer 45% Business 55%

Exhibit 99.1

9 2006 EBITDA 2006 EBITDA $458 $476 ($8) ($4) ($5) 2005 EBITDA Broadband Segment Operating Taxes Wireless Acquisition Costs 2006 EBITDA • Non-recurring operating taxes and wireless acquisition costs account for $17M of the $18M year-over-year EBITDA decline • 23,000 higher gross activations drive $5M of incremental Wireless costs • Growth in wireless, technology solutions, and data almost fully offset access line loss $’s in Millions

Exhibit 99.1

10 Earnings per Share Growth Earnings per Share Growth • Interest expense down $22M due to refinancing activities in 2005 • Depreciation down due to write-off of TDMA network in 2005 $0.00 $0.05 $0.10 $0.15 $0.20 $0.25 $0.30 $0.35 4th Quarter Full Year 2005 2006 (Excludes special items)

Exhibit 99.1

11 Technology Solutions . . . Why we are investing in this business Technology Solutions . . . Why we are investing in this business • Returns are attractive and contracts are extended – Targeting 20%+ return on capital – Larger contracts can be up to 10 years in length • More important to our best customers – Fortune 500 customer base – Cornerstone of enterprise customer bundle which drives ancillary CBT and hardware sales • Demand has been high – 90% capacity utilized – Have limited space available to sell

Exhibit 99.1

12 2007 Focus Areas 2007 Focus Areas Technology Solutions Technology Solutions Wireless Wireless Local Local • Continue to expand margins • Increase data revenue • Leverage wireless/wireline interoperability with Unlimited Everyday Calling • Construct 3G network/reducing future capital • Minimize access line loss by attacking underserved markets – MDU and SMB • Continue to grow data revenues • Offer new integrated products • Accelerate growth to meet customer demand • Build additional data centers • Expand managed services to current data center customers

Exhibit 99.1

13 Operational Overview Operational Overview Rod Dir Rod Dir Chief Operating Officer Chief Operating Officer

Exhibit 99.1

14 Wireless Postpaid Churn Wireless Postpaid Churn • Continuing to effectively manage churn: – #1 Network in the region in 2005 and 2006 – Bundle and family plans proving to reduce churn – Effective transition of TDMA migrations 2.55% 1.57% 2.20% 2004 2005 2006

Exhibit 99.1

15 Wireless Revenue Growth Wireless Revenue Growth Total Service Revenue Year-over-year Growth Rates $52 $55 $60 $59 $61 4Q05 1Q06 2Q06 3Q06 4Q06 Total Data Revenue Year-over-year Growth Rates $5.8 $7.6 $8.2 $7.4 $7.9 4Q05 1Q06 2Q06 3Q06 4Q06 • 10% wireless revenue growth in 2006 driven by: – Service Revenue up 10%, driving 85% of the revenue growth versus 2005 – Data revenue up 41% driven by postpaid data increase of 82% – 16% growth in postpaid subscriber base (10)% (1)% 8% 13% 19% 36% 43% 53% 31% 36% $’s in Millions

Exhibit 99.1

16 Postpaid Wireless Growth Postpaid Wireless Growth • 16% postpaid subscriber growth in 2006 • Quarterly data ARPU up 42% year-over-year • Unlimited Everyday Calling keeping voice ARPU steady Postpaid Net Adds 14.7 12.7 11.6 10.8 15.7 4Q05 1Q06 2Q06 3Q06 4Q06 (in thousands) Postpaid ARPU $4.76 $5.03 $5.21 $41.23 $40.29 $40.98 $42.23 $42.60 $5.46 $3.67 4Q05 1Q06 2Q06 3Q06 4Q06 Voice Data

Exhibit 99.1

17 Prepaid Wireless Prepaid Wireless Prepaid Net Adds (14.9) (11.3) 1.8 8.7 6.1 4Q05 1Q06 2Q06 3Q06 4Q06 Prepaid ARPU $5.46 $5.18 $4.40 $4.86 $13.08 $14.96 $17.84 $15.12 $15.69 $4.59 4Q05 1Q06 2Q06 3Q06 4Q06 Voice Data • New rate plans introduced in second quarter are driving ARPU and service revenue growth – Service revenue up $2M versus last year and $1M from 3Q • Quarterly prepaid ARPU up $5.03 year-over-year • Net adds turn positive in Q4 and back on track (in thousands)

Exhibit 99.1

18 2006 Wireless Margin Expansion 2006 Wireless Margin Expansion • 12 point margin improvement versus 4Q05 • Expanding service revenue, leveraging network efficiencies • Marketing efficiencies driving reduced subsidies and TDMA migration completion – 3% increase in postpaid gross adds $’s in Millions margin $15.1 $5.8 $3.6 $5.7 4Q05 EBITDA Subscriber Margin Growth Acquisition Expense 4Q06 EBITDA 10% Margin 22% Margin

Exhibit 99.1

19 Super Bundle Super Bundle • 32% of CBB Households in Bundle • Churn significantly reduced within the bundle for all products • Drives DSL and Wireless subscriber growth Pick 2 = 2 of Local & LD, DSL, and Wireless Pick 3 = All 3 Local & LD, DSL, and Wireless 0 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 4Q05 1Q06 2Q06 3Q06 4Q06 Pick 2 Pick 3

Exhibit 99.1

20 DSL Churn . . . Best DSL Churn in Company History DSL Churn . . . Best DSL Churn in Company History 2.19% 2.04% 2.02% 2.52% 1.89% 2002 2003 2004 2005 2006

Exhibit 99.1

21 DSL Subscribers and Penetration DSL Subscribers and Penetration • Over 1/3rd of in-territory consumer primary lines subscribe to DSL • 3Q06 and 4Q06, highest and second highest net add quarters in company history • Out-of-territory penetration of consumer primary lines grew from 3% to 15% in 2006 DSL Total Subscribers 163 171 177 188 198 4Q05 1Q06 2Q06 3Q06 4Q06 (in thousands) 34% 32% 29% 28% 26% 4Q06 3Q06 2Q06 1Q06 4Q05 DSL Penetration % of In-Territory Consumer Primary Lines

Exhibit 99.1

22 2005 YOY % (in thousands) 4Q 1Q 2Q 3Q 4Q Local Access Lines In-Territory: Primary Residential 556 547 537 523 511 -8.1% Secondary Residential 44 42 41 39 38 -14.4% Business/Other 293 291 291 291 289 -1.6% Total In-Territory 893 881 869 853 837 -6.3% Out-of-Territory: Primary Residential 22 23 25 27 28 30.7% Secondary Residential 1 1 1 1 1 20.0% Business/Other 15 16 18 19 21 38.2% Total Out-of-Territory 38 40 44 47 50 33.4% Total Access Lines 931 921 913 901 887 -4.7% 2006 Access Lines Access Lines Expansion Markets Lines up 33% Expansion Markets Lines up 33%

Exhibit 99.1

23 Headcount per 10K Lines Headcount per 10K Lines • Stable headcount per 10K interritory lines • Able to effectively match headcount to access line loss in core operations • Reduced further through outsourcing • Enabled investment in sales and marketing 25.7 26.0 25.4 25.8 25.1 4Q05 1Q06 2Q06 3Q06 4Q06

Exhibit 99.1

24 2007 Operational Objectives 2007 Operational Objectives • Execute plans to increase interoperability of wireless and wireline services and leverage the converged capabilities of our product bundle to manage access line loss • Continue to drive wireless margin expansion • Increase penetration of DSL and wireless across our operating area through bundling • Build 3G network utilizing recent spectrum purchase in Cincinnati and Dayton • Increase billable data center space

Exhibit 99.1

25 Operational Overview Operational Overview Brian Ross Brian Ross Chief Financial Officer Chief Financial Officer

Exhibit 99.1

26 $189 $187 $756 $747 Revenue Q405 Q406 2005 2006 Local Segment Local Segment $97 $90 $386 $373 EBITDA • Data revenue up 9% for quarter and year; partially offsets lower voice revenue • Data revenue growth, price increases and cost reduction initiatives help offset EBITDA impact of in-territory consumer line loss $’s in Millions

Exhibit 99.1

27 Wireless Segment Wireless Segment $58 $69 $238 $262 Revenue Q405 Q406 2005 2006 $6 $15 $52 $53 EBITDA • Revenue growth of 19% in Q4 driven by $10M improvement in service revenue • 4Q06 EBITDA more than doubled with 12 point margin expansion yearover- year $’s in Millions

Exhibit 99.1

28 Technology Solutions Technology Solutions $48 $62 $173 $217 Revenue Q405 Q406 2005 2006 $5 $6 $16 $20 EBITDA • Full year revenue up 25% driven by growth in Data Center/ Managed Services and IT/ Telecom Equipment product lines • EBITDA in 2006 increased 23% and includes higher gross margins from Data Center/Managed Services $’s in Millions

Exhibit 99.1

29 2006 Free Cash Flow 2006 Free Cash Flow ($ in Millions) $125 $148 $23 2006 Guidance* 2006 Actual * As previously revised to incorporate the $37 purchase of wireless spectrum licenses • Working capital improvements drive variance to guidance – One third due to improved collections of accounts receivable primarily in the Technology Solutions segment – Remaining related to the timing of various items

Exhibit 99.1

30 Guidance Guidance $ 50M $148M Free Cash Flow 19% of revenue 8% of revenue 12% of revenue 1% of revenue Capital data center/3G $465M $458M EBITDA $1.3B $1.3 B Revenue Guidance 2007 Actual 2006

Exhibit 99.1

31 2007 EBITDA Guidance . . . Growth in Wireless and Technology Solutions Surpasses Line Loss 2007 EBITDA Guidance . . . Growth in Wireless and Technology Solutions Surpasses Line Loss $465 $458 $476 ($8) ($4) ($5) 2005 EBITDA Broadband Segment Operating Taxes Wireless Acquisition Costs 2006 EBITDA 2007 EBITDA $’s in Millions

Exhibit 99.1

32 Capital Spending Guidance Capital Spending Guidance 11% 11% 6% 1% 2% 2006 Actual 2007 Guidance 3G Data Centers Other • Growth areas driving capital to 19% of revenue • $60M incremental data center capital doubles capacity – 50% to bill in 2007 – 50% to bill in 2008 • $30M to build-out 3G for 2008 capacity Capital as a % of Revenue

Exhibit 99.1

33 3G v GSM Projected Capital Savings 3G v GSM Projected Capital Savings -$30M 2007 2008 2009 • $30M additional capital dollars needed in 2007 • 3G reduces capital cost per incremental MOU by 50% versus GSM once efficient • Capital savings pay back in less than 3 years

Exhibit 99.1

34 2007 Free Cash Flow Guidance 2007 Free Cash Flow Guidance $30 $60 $50 $148 $170 $37 $15 $30 2006 Actual Wireless Spectrum Working Capital Normalized 2006 (Baseline) Working Capital Data Center and 3G Capital 2007 Guidance 2006 Activity 2007 Activity • 2006 includes $37M for AWS spectrum • 3G and Data Centers driving higher capital • Working Capital Changes – Acceleration of approximately $18M of state operating taxes – $4M pension contribution – Historical operating tax obligations $’s in Millions

Exhibit 99.1

35 Key Takeaways Key Takeaways • Core operations showed EBITDA growth in Q4 and further growth expected in 2007 • Wireless profitability expanding • Local segment data & out-of-territory growth along with cost control help offset line loss • Investments will be made in Technology Solutions business to drive growth and further diversify the revenue base • 3G investment will drive capital efficiencies

Exhibit 99.1

Non-GAAP Reconciliations Non-GAAP Reconciliations

Exhibit 99.1

37 Free Cash Flow Reconciliation Free Cash Flow Reconciliation 2006 2005 2006 2005 Cash provided by operating activities 124.5 $ 96.9 $ 334.7 $ 322.3 $ Capital expenditures (41.5) (34.3) (151.3) (143.0) Acquisition of business and remaining minority interest in CBW - - (86.7) - Purchase of wireless licenses (30.1) - (37.1) - Proceeds from sale of broadband assets - - 4.7 - Proceeds from sale of investment 5.7 - 5.7 - Other 2.5 (0.9) 4.7 0.3 Cash used in investing activities (63.4) (35.2) (260.0) (142.7) Issuance of long-term debt - - - 752.1 Decrease in corporate credit facility, net (4.0) (38.0) - - Repayment of debt (1.9) (20.8) (13.3) (903.3) Debt issuance costs and consent fees - - - (21.9) Issuance of common shares - exercise of stock options 0.2 0.1 1.9 2.5 Preferred stock dividends (2.6) (2.6) (10.4) (10.4) Other (0.9) 1.6 0.8 2.2 Cash used in financing activities (9.2) (59.7) (21.0) (178.8) Net increase in cash and cash equivalents 51.9 2.0 53.7 0.8 Cash and cash equivalents at beginning of period 27.5 23.7 25.7 24.9 Cash and cash equivalents at end of period 79.4 $ 25.7 $ 79.4 $ 25.7 $ Reconciliation of GAAP Cash Flow to Free Cash Flow as defined by the company Net increase (decrease) in cash and cash equivalents 51.9 $ 2.0 $ 53.7 $ 0.8 $ Less adjustments: Issuance of long-term debt and net change in corporate credit facility 4.0 38.0 - (752.1) Repayment of debt 1.9 20.8 13.3 903.3 Proceeds from sale of investment (5.7) - (5.7) - Acquisition of business and remaining minority interest in CBW - - 86.7 - Free cash flow (as defined by the company) 52.1 $ 60.8 $ 148.0 $ 152.0 $ Income tax payments (1.4) $ (1.0) $ (6.6) $ (2.1) $ Three Months Twelve Months Ended December 31, Ended December 31, (dollars in millions)

Exhibit 99.1

38 EBITDA Reconciliation – Full Year EBITDA Reconciliation – Full Year Local Wireless CBTS Other Broadband Corporate Total Company Operating Income (GAAP) 266.0 $ 20.2 $ 15.8 $ 25.8 $ 10.4 $ (25.7) $ 312.5 $ Add:Depreciation and amortization 103.8 33.1 3.7 2.4 - - 143.0 Shareholder claim settlement, gain on sale of broadband assets, restructuring charges and asset impairments 2.8 - - - (7.0) 6.3 2.1 EBITDA (Non-GAAP) 372.6 $ 53.3 $ 19.5 $ 28.2 $ 3.4 $ (19.4) $ 457.6 $ Local Wireless CBTS Other Broadband Corporate Total Company Operating Income (GAAP) 276.1 $ (51.7) $ 13.4 $ 26.6 $ 12.3 $ (17.9) $ 258.8 $ Add:Depreciation and amortization 108.2 61.5 2.3 1.9 0.1 0.7 174.7 Shareholder claim settlement, gain on sale of broadband assets, restructuring charges and asset impairments 1.5 42.3 0.1 - (1.0) (0.1) 42.8 EBITDA (Non-GAAP) 385.8 $ 52.1 $ 15.8 $ 28.5 $ 11.4 $ (17.3) $ 476.3 $ Twelve Months Ended December 31, 2006 Twelve Months Ended December 31, 2005 (dollars in millions)

Exhibit 99.1

39 EBITDA Reconciliation - Q4 2006 EBITDA Reconciliation - Q4 2006 Local Wireless CBTS Other Broadband Corporate Total Company Operating Income (GAAP) 63.8 $ 5.7 $ 4.5 $ 5.8 $ 0.7 $ (5.8) $ 74.7 $ Add: Depreciation and amortization 26.2 9.4 1.0 0.7 - 0.1 37.4 Shareholder claim settlement, gain on sale of broadband assets, restructuring charges and asset impairments (0.2) - - - 0.1 - (0.1) EBITDA (Non-GAAP) 89.8 $ 15.1 $ 5.5 $ 6.5 $ 0.8 $ (5.7) $ 112.0 $ Local Wireless CBTS Other Broadband Corporate Total Company Operating Income (GAAP) 68.1 $ (25.9) $ 3.9 $ 6.6 $ 8.8 $ (5.9) $ 55.6 $ Add: Depreciation and amortization 27.1 13.1 0.6 0.5 0.1 0.1 41.5 Shareholder claim settlement, gain on sale of broadband assets, restructuring charges and asset impairments 1.5 18.6 0.2 - (0.5) (0.1) 19.7 EBITDA (Non-GAAP) 96.7 $ 5.8 $ 4.7 $ 7.1 $ 8.4 $ (5.9) $ 116.8 $ Three Months Ended December 31, 2006 Three Months Ended December 31, 2006 (dollars in millions)

Exhibit 99.1

Special Items -YTD 2006

(dollars in millions, except per share amounts)	Twelve Months Ended December 31, 2006 (GAAP)	Gain on Sale of Broadband Assets A	Shareholder Claim Settlement B	Income Tax Expense C	Restructuring Charge D	Gain on Sale of Investment E	Months Ended December 31, 2006 Before Special Items (Non-GAAP)
Revenue	$ 1,270.1	$ -	$ -	$ -	$ -	$ -	$ 1,270.1
Costs and expenses							
Cost of services and products	568.3	-	-	-	-	-	568.3
Selling, general and administrative	244.2	-	-	-	-	-	244.2
Depreciation and amortization	143.0	-	-	-	-	-	143.0
Shareholder claim settlement	6.3	-	(6.3)	-	-	-	-
Gain on sale of broadband assets	(7.6)	7.6	-	-	-	-	-
Restructuring charges	3.4	-	-	-	(3.4)	-	-
Operating income	312.5	(7.6)	6.3	-	3.4	-	314.6
Minority interest income	(0.5)	-	-	-	-	-	(0.5)
Interest expense	162.1	-	-	-	-	-	162.1
Loss on extinguishment of debt	0.1	-	-	-	-	-	0.1
Other income, net	(3.8)	-	-	-	-	3.2	(0.6)
Income before income taxes	154.6	(7.6)	6.3	-	3.4	(3.2)	153.5
Income tax expense	68.3	(3.0)	2.5	(3.6)	1.4	(1.3)	64.3
Net income	86.3	(4.6)	3.8	3.6	2.0	(1.9)	89.2
Preferred stock dividends	10.4	-	-	-	-	-	10.4
Net income applicable to common shareowners	$ 75.9	$ (4.6)	$ 3.8	$ 3.6	$ 2.0	$ (1.9)	$ 78.8
Weighted average diluted common shares	253.3	253.3	253.3	253.3	253.3	253.3	253.3
Diluted earnings per common share	$ 0.30	$ (0.02)	$ 0.02	$ 0.01	$ 0.01	$ (0.01)	$ 0.31

Normalized results have been adjusted for the following (pretax adjustments are effected at 40%):

A Gain on sale of Broadband assets includes sale of certain broadband fiber assets and expiration of certain indemnifications that were previously reserve

B Reserve of $6.3 million recorded to settle the Company's shareholder claim.

C Kentucky net operating loss carry-forward write-off due to regulations issued in first quarter 2006.

D In September 2006, the Company incurred employee separation expense related to the outsourcing of certain supply chain functions.

E Gain on sale of investment.

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41 Special Items - Q4 2006 Special Items - Q4 2006 (dollars in millions, except per share amounts) Three Three Months Ended Months Ended Gain on December 31, 2006 December 31, Sale of Before Special Items 2006 (GAAP) Investment (Non-GAAP) A Revenue 328.5 $ - $ 328.5 $ Costs and expenses Cost of services and products 151.8 - 151.8 Selling, general and administrative 64.7 - 64.7 Depreciation and amortization 37.4 - 37.4 Restructuring charges (0.1) - (0.1) Operating income 74.7 - 74.7 Minority interest income (0.7) - (0.7) Interest expense 40.8 - 40.8 Other income, net (3.3) 3.2 (0.1) Income before income taxes 37.9 (3.2) 34.7 Income tax expense 15.1 (1.3) 13.8 Net income 22.8 (1.9) 20.9 Preferred stock dividends 2.6 - 2.6 Net income applicable to common shareowners 20.2 $ (1.9) $ 18.3 $ Weighted average diluted common shares 254.9 254.9 254.9 Diluted earnings per common share 0.08 $ (0.01) $ 0.07 $ Normalized results have been adjusted for the following (pretax adjustments are effected at 40%): A Gain on sale of investment.

Exhibit 99.1

Special Items – YTD 2005

(dollars in millions, except per share amounts)	Twelve Months Ended December 31, 2005 (GAAP)	Income Tax Expense	Debt Extinguishment	Restructuring Charge	Asset Impairments & Other Charges	Months Ended December 31, 2005 Before Special Items (Non-GAAP)
		B	C	D	E	
Revenue	$ 1,209.6	$ -	$ -	$ -	$ -	$ 1,209.6
Costs and expenses						
Cost of services and products	512.3	-	-	-	-	512.3
Selling, general and administrative	221.0	-	-	-	-	221.0
Depreciation and amortization	174.7	-	-	-	-	174.7
Restructuring	1.1	-	-	(1.1)	-	-
Asset impairments and other charges	41.7	-	-	-	(41.7)	-
Operating income	258.8	-	-	1.1	41.7	301.6
Minority interest income	(11.0)	-	-	-	8.3	(2.7)
Interest expense	184.4	-	-	-	-	184.4
Loss on extinguishment of debt	99.8	-	(99.8)	-	-	-
Other income, net	(4.2)	-	-	-	-	(4.2)
Income (loss) before income taxes	(10.2)	-	99.8	1.1	33.4	124.1
Income tax expense	54.3	(44.5)	39.9	0.4	13.4	63.5
Net income (loss)	(64.5)	44.5	59.9	0.7	20.0	60.6
Preferred stock dividends	10.4	-	-	-	-	10.4
Net income (loss) applicable to common shareowners	$ (74.9)	$ 44.5	$ 59.9	$ 0.7	$ 20.0	$ 50.2
Weighted average diluted common shares	245.9	251.1 A	251.1 A	251.1 A	251.1 A	251.1
Diluted earnings (loss) per common share	$ (0.30)	$ 0.18	$ 0.24	$ 0.00	$ 0.08	$ 0.20

Normalized results have been adjusted for the following (pretax adjustments are effected at 40%):

A Shares have been adjusted for dilutive common stock equivalents that result after excluding the special items from earnings.
B Write-down of certain state deferred tax assets due to change in state tax rates and state tax laws;
C Loss on extinguishment of the company's prior credit facility and 16% Notes;
D Restructuring associated with directory assistance outsourcing; and
E Asset impairments and other charges, substantially all of which related to the write-down of the company's TDMA network assets.

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Special Items - Q4 2005

(dollars in millions, except per share amounts)	Three Months Ended December 31, 2005 (GAAP)	Income Tax Expense A	Restructuring Charge B	Asset Impairments & Other Charges C	Months Ended December 31, 2005 Before Special Items (Non-GAAP)
Revenue	$ 305.3	$ -	$ -	$ -	$ 305.3
Costs and expenses					
Cost of services and products	138.8	-	-	-	138.8
Selling, general and administrative	49.7	-	-	-	49.7
Depreciation and amortization	41.5	-	-	-	41.5
Restructuring charges	1.1	-	(1.1)	-	-
Asset impairments and other charges	18.6	-	-	(18.6)	-
Operating income	55.6	-	1.1	18.6	75.3
Minority interest income	(5.2)	-	-	3.7	(1.5)
Interest expense	37.3	-	-	-	37.3
Other income, net	(2.7)	-	-	-	(2.7)
Income before income taxes	26.2	-	1.1	14.9	42.2
Income tax expense	13.6	2.5	0.4	6.0	22.5
Net income	12.6	(2.5)	0.7	8.9	19.7
Preferred stock dividends	2.6	-	-	-	2.6
Net income applicable to common shareowners	$ 10.0	$ (2.5)	$ 0.7	$ 8.9	$ 17.1
Weighted average diluted common shares	250.8	250.8	250.8	250.8	250.8
Diluted earnings per common share	$ 0.04	$ (0.01)	$ 0.00	$ 0.04	$ 0.07

Normalized results have been adjusted for the following (pretax adjustments are effected at 40%):

A Benefit associated with adjustment to state deferred tax assets based on interpretive guidance issued by state tax authorities clarifying tax law changes enacted in 1Q

B Restructuring associated with directory assistance outsourcing; and

C Asset impairments and other charges, substantially all of which related to a write-down of the company's TDMA network assets.

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